UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 7, 2014

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 1500
Bethesda, MD 20814
(Address of Principal Executive Offices)  (Zip Code)

(240) 744-1150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report on Form 8-K (this “Current Report”), including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

This Current Report contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are generally identifiable by use of the words “will,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions, whether in the negative or affirmative. Forward-looking statements are based on management’s current expectations and assumptions and are not guarantees of future performance. Factors that may cause actual results to differ materially from current expectations include risks related to our ability to eliminate the guarantee and those risk factors and other factors discussed from time to time in our periodic filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2013. Accordingly, there is no assurance that our expectations will be realized. Except as otherwise required by the federal securities laws, we expressly disclaim any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this report to reflect events, circumstances or changes in expectations after the date of this Current Report.

Item 2.02.                            Results of Operations and Financial Condition.

On October 7, 2014, DiamondRock Hospitality Company (the “Company”) held an investor presentation in New York City in connection with the recent opening of the Hilton Garden Inn Times Square Central.  During the oral presentation, the Company’s management announced that estimated RevPAR growth for the quarter ended September 30, 2014 is expected to be over 17%, driven by double digit RevPAR growth at the Company’s hotels in Boston, Washington, DC, Los Angeles, Minneapolis, Charleston, Salt Lake City, San Diego and San Francisco.

The Company and its auditors have not completed their normal quarterly review procedures for the third quarter and there can be no assurance that the Company’s final results for this quarterly period will not differ from these RevPAR estimates, including as a result of quarter-end closing procedures or review adjustments, and any such difference could be material. These RevPAR estimates are not necessarily indicative of the results to be achieved for the remainder of 2014 or any future period and investors are cautioned not to place undue reliance on this preliminary financial information.

Item 7.01.                            Regulation FD Disclosure.

A copy of a slide presentation that the Company used at the investor presentation in New York, described under Item 2.02 above, is attached to this Current Report as Exhibit 99.1 and is incorporated by reference herein. Additionally, the Company has posted the slide presentation in the investor relations/presentations section of its website at www.drhc.com.

Item 9.01.                            Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Investor Presentation dated October 7, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: October 7, 2014	By:	/s/ William J. Tennis
William J. Tennis
Executive Vice President, General Counsel and Corporate Secretary